                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


 -------------------------------------------------------------------------------


                           CHECK THE APPROPRIATE BOX:
                         [ ] PRELIMINARY PROXY STATEMENT
                         [X] DEFINITIVE PROXY STATEMENT
                       [ ] DEFINITIVE ADDITIONAL MATERIALS
     [ ] SOLICITING MATERIAL PURSUANT TO SEC.240.14A-11(C) OR SEC.240.14A-12
     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                  14A-6(E)(2))


                                   ALLOY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   (NAME OF PERSON(S) FILING PROXY STATEMENT)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [X] NO FEE REQUIRED.


  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.


       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

  3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS
                  CALCULATED AND STATE HOW IT WAS DETERMINED):

               4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                               5) TOTAL FEE PAID:

               [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

 [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER,
              OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.


                           1) AMOUNT PREVIOUSLY PAID:

                2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

                                3) FILING PARTY:


                                 4) DATE FILED:


       ------------------------------------------------------------------

                                  (ALLOY LOGO)


                                  June 2, 2003


Dear Stockholder,


         It is my pleasure to invite you to Alloy's 2003 Annual Meeting of Stockholders.


         We will hold the Annual Meeting at 9:00 a.m. on Thursday, July 24, 2003, at the office of our counsel, Katten Muchin Zavis Rosenman, 575 Madison Avenue, 11th Floor, New York, NY 10022. In addition to the formal items of business, we will review the major developments of the past year and answer your questions.


         This booklet includes our Notice of Annual Meeting and Proxy Statement (containing important information about the matters to be acted upon at the Annual Meeting), and is accompanied by our Annual Report for the fiscal year ended January 31, 2003 and proxy card. The Proxy Statement describes the business that we will conduct at the Annual Meeting and provides information about Alloy.


         Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.


         We look forward to seeing you at the Annual Meeting.


                                         Sincerely,


                                         /S/ Matthew C. Diamond


                                         MATTHEW C. DIAMOND
                                         CHIEF EXECUTIVE OFFICER AND CHAIRMAN




                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                                  (ALLOY LOGO)


                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS


                                    Date:   Thursday, July 24, 2003


                                    Time:   9:00 a.m.


                                    Place:  Katten Muchin Zavis Rosenman
                                            575 Madison Avenue
                                            11th Floor
                                            New York, NY  10022


Dear Stockholder:


     At our Annual Meeting, we will ask you to:


     o Elect two members to our Board of Directors to serve for a term ending in 2006 and until their successors are duly elected and qualified;


     o Consider and act upon a proposal to amend our Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan, as amended (the "1997 Plan") increasing from 8,000,000 shares to 10,000,000 shares the aggregate number of shares that may be issued from time to time pursuant to the Plan;


     o Consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending January 31, 2004; and


     o Transact any other business that may properly be presented at the Annual Meeting.


     Stockholders of record at the close of business on May 27, 2003 will be entitled to vote at the Annual Meeting. The Proxy Statement, the accompanying form of proxy card and our Annual Report for the fiscal year ended January 31, 2003 will be mailed to all stockholders of record on or about June 20, 2003.




                                        BY ORDER OF THE BOARD OF DIRECTORS





                                        /s/ Samuel A. Gradess
                                        SAMUEL A. GRADESS
                                        SECRETARY



June 2, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING........................1
Why Did You Send Me This Proxy Statement?......................................1
How Many Votes Do I Have?......................................................1
How Do I Vote By Proxy?........................................................1
May I Revoke My Proxy?.........................................................1
How Do I Vote In Person?.......................................................2
What Vote Is Required To Approve Each Proposal?................................2
What Is The Effect Of Broker Non-Votes?........................................2
Is Voting Confidential?........................................................2
What Are The Costs Of Soliciting These Proxies?................................2
How Do I Obtain An Annual Report On Form 10-K?.................................2
Information About Alloy Security Ownership.....................................3
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS.............................5
The Board of Directors.........................................................5
Committees of the Board of Directors and Meetings..............................6
Compensation of Directors......................................................6
Executive Officers.............................................................6
EXECUTIVE COMPENSATION.........................................................7
Summary Compensation...........................................................7
Option Grants..................................................................8
Option Exercises and Year-End Option Values....................................8
Equity Compensation Plan Information...........................................9
Employment Contracts and Change of Control Arrangements........................9
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION................10
REPORT OF THE AUDIT COMMITTEE.................................................12
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS..........................13
Common Stock Offering.........................................................13
Other Transactions............................................................13
PERFORMANCE GRAPH.............................................................14
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS.................15
Proposal 1:  ELECT TWO MEMBERS TO OUR BOARD OF DIRECTORS......................15
Proposal 2:  APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED 1997 EMPLOYEE,
             DIRECTOR AND CONSULTANT STOCK OPTION AND STOCK INCENTIVE PLAN
             (THE "1997 PLAN") INCREASING FROM 8,000,000 SHARES TO 10,000,000 SHARES THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED FROM
             TIME TO TIME PURSUANT TO THE 1997 PLAN...........................15
Proposal 3:  RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS
             FOR THE FISCAL YEAR ENDING JANUARY 31, 2004......................15
OTHER MATTERS.................................................................16
Section 16(A) Beneficial Ownership Reporting Compliance.......................17
Information About Stockholder Proposals.......................................17
APPENDIX A - Alloy, Inc. Amended and Restated 1997 Employee Director and
Consultant Stock Option and Stock Incentive Plan, as amended.................A-1
APPENDIX B - Proxy Card......................................................B-1

                                                                    June 2, 2003



                       PROXY STATEMENT FOR THE ALLOY, INC.
                       2003 ANNUAL MEETING OF STOCKHOLDERS


             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


WHY DID YOU SEND ME THIS PROXY STATEMENT?


         We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Alloy, Inc. ("Alloy" or the "Company") is soliciting your proxy to vote at our 2003 Annual Meeting of Stockholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card.


         On or about June 20, 2003, we will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. We will also send our Annual Report for the fiscal year ended January 31, 2003 (the "2002 Annual Report"), which includes our audited financial statements.


HOW MANY VOTES DO I HAVE?


         Only stockholders who own Alloy common stock, $.01 par value per share ("Common Stock"), at the close of business on May 27, 2003 are entitled to vote at the Annual Meeting. The Common Stock, our Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), and our Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), are our only authorized classes of voting stock.


         As of May 27, 2003, we had 41,072,166 shares of Common Stock outstanding, each of which is entitled to one vote. There are no shares of Series A Preferred Stock outstanding and 1,613 shares of Series B Preferred Stock outstanding. Holders of our Series B Preferred Stock are not entitled to vote at the Annual Meeting.


         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.


HOW DO I VOTE BY PROXY?


         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.


         If you properly fill in your proxy card and send it to us in time to vote, your "proxies," Matthew C. Diamond, our Chief Executive Officer and Chairman, and Samuel A. Gradess, our Chief Financial Officer and Secretary, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxies will vote your shares as recommended by the Board of Directors as follows:


         o        "FOR" the election of the two nominees for director;


         o "FOR" the amendment to our Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan, as amended (the "1997 Plan") increasing from 8,000,000 shares to 10,000,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 1997 Plan; and


         o "FOR" ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending January 31, 2004.


         If any other matter is presented at the Annual Meeting, your proxies will vote as they deem appropriate. As of the date of this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.


         This Proxy Statement and the accompanying proxy card are being mailed on or about June 20, 2003 to all stockholders entitled to notice of, and to vote at, the Annual Meeting.


         We are mailing our 2002 Annual Report with this Proxy Statement, but the 2002 Annual Report does not constitute a part of this Proxy Statement.


MAY I REVOKE MY PROXY?


         If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:


         o        You may send in another proxy with a later date;

         o You may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy; or


         o        You may vote in person at the Annual Meeting.


HOW DO I VOTE IN PERSON?


         If you attend the Annual Meeting and plan to vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 27, 2003, the record date for voting.


WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


         Proposal 1:       Elect Two Directors.


          The two nominees for director who receive the most votes will be elected.


         Proposal 2:       Approve an  amendment to the 1997 Plan  increasing
                           from  8,000,000  shares  to  10,000,000   shares  the
                           aggregate number of shares of Common Stock that may be issued from time to time pursuant to the 1997
                           Plan.


         The affirmative vote of a majority of the stock outstanding and entitled to vote at the Annual Meeting is required to approve an amendment to the 1997 Plan increasing from 8,000,000 shares to 10,000,000 shares the aggregate number of shares of Common Stock that may be issued from time to time pursuant to the 1997 Plan.


         Proposal 3:       Ratify Selection of Independent Auditors


         The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors.


WHAT IS THE EFFECT OF BROKER NON-VOTES?


         If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1, 2 and 3 even if it does not receive instructions from you. If your broker does not vote your shares, such "broker non-votes" and abstentions from voting may be counted for purposes of tabulating the votes cast. As to Proposals 1, 2 and 3, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.


IS VOTING CONFIDENTIAL?


         We will keep all the proxies, ballots and voting tabulations private. We let only our Inspector of Election (American Stock Transfer & Trust Co.) examine these documents. Management will not see your vote unless such disclosure is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.


WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?


         We will pay all of the costs of soliciting these proxies. We have retained the proxy solicitation firm of MacKenzie Partners, Inc. ("MacKenzie") to assist us in soliciting proxies. We have agreed to pay MacKenzie $6,000, plus expenses not to exceed $6,000, for its services. Our directors and employees also may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.


HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?


         If you would like a copy of our Annual Report on Form 10-K for the year ended January 31, 2003, which we filed with the Securities and Exchange Commission (the "SEC") on May 1, 2003 and amended on May 16, 2003, we will send you one without charge. Please write to:


                               Investor Relations
                                   Alloy, Inc.
                        151 West 26th Street, 11th Floor
                               New York, NY 10001

                   INFORMATION ABOUT ALLOY SECURITY OWNERSHIP


         The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 30, 2003 for (a) each of our named executive officers, as defined in the Summary Compensation Table below, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York 10001. Shares of Common Stock that may be acquired by an individual or group within 60 days of April 30, 2003, pursuant to the exercise of options or warrants or conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by such stockholders. Percentage of ownership is based on 41,072,166 shares of Common Stock and 1,613 shares of Series B Preferred Stock outstanding on April 30, 2003.



                                                                         SHARES BENEFICIALLY OWNED
                                               -------------------------------------------------------------------------------
                                                             COMMON SHARES                             SERIES B
                                                                                                    PREFERRED SHARES
                                               ------------------------------------------- -----------------------------------
NAME OF BENEFICIAL OWNER                              NUMBER              PERCENT(%)            NUMBER          PERCENT(%)
                                               -----------------------  ------------------ ---------------  ------------------
EXECUTIVE OFFICERS AND DIRECTORS
Matthew C. Diamond(1)........................              1,193,600          2.90%               --                --
James K. Johnson, Jr.(1).....................              1,193,600          2.90%               --                --
Samuel A. Gradess(1).........................              1,193,600          2.90%               --                --
Neil I. Vogel(2).............................                     --             --               --                --
Robert L. Bell(3)............................                 72,208              *               --                --
Peter M. Graham(4)...........................                130,439              *               30              1.86%
David Yarnell(5).............................                 71,954              *               --                --
Edward Monnier(6)............................              2,927,069          7.13%               --                --
All current directors and executive officers
as a group (8 persons).......................              6,782,470         16.25%               30              1.86%
FIVE PERCENT STOCKHOLDERS
---------------------------------------------
Fletcher Asset Management, Inc. (7)(10)......              2,569,324          6.12%               --                --
Greenlight Capital, LLC (8)(10)..............              2,759,400          6.72%               --                --
LDIG Aloy, Inc. (9)(10)......................              2,922,694          7.12%               --                --
--------------------

         *        Less than 1%.


(1) Includes 140,000 shares obtainable upon the exercise of options exercisable within sixty (60) days of April 30, 2003.

(2) Mr. Vogel resigned as an officer of the Company effective as of March 28, 2003. All of Mr. Vogel's options to purchase shares of our Common Stock were terminated during the first quarter of the fiscal year ending January 31, 2004.


(3)      Includes   63,750  shares  obtainable  upon  the  exercise  of  options exercisable within sixty (60) days of April 30, 2003.


(4) Consists of (i) 93,750 shares obtainable upon the exercise of options exercisable within sixty (60) days of April 30, 2003; (ii) 30 shares of Series B Preferred Stock held by the Peter M. Graham Money Purchase Plan & Trust and convertible into 28,383 shares as of April 30, 2003; and (iii) 8,306 shares subject to a currently exercisable warrant held by the Peter M. Graham Money Purchase Plan & Trust. Mr. Graham is a trustee of the Peter M. Graham Money Purchase Plan & Trust and has voting and investment power over its shares. However, Mr. Graham has no pecuniary interest in the shares held in the Trust and therefore expressly disclaims beneficial ownership of these shares.


(5) Consists of (i) 920 shares directly owned; (ii) 44,375 shares obtainable upon the exercise of options exercisable within sixty
         (60) days of April 30, 2003; and (iii) 26,659 shares owned by Brand Equity Ventures I, LP. Mr. Yarnell is a Managing Member of Brand Equity Partners I, LLC, the General Partner of Brand Equity Ventures I, LP. Brand Equity Partners I, LLC has sole voting and investment power with respect to these shares. Mr. Yarnell expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for Brand Equity Partners I, LLC and Brand Equity Ventures I, LP is One Stamford Plaza, 263 Tresser Boulevard, 6th Floor, Stamford, Connecticut 06901.


(6) Consists of (i) 4,375 shares obtainable upon the exercise of options exercisable within sixty (60) days of April 30, 2003 and (ii) 2,922,694 shares owned by LDIG ALOY, Inc., a wholly owned subsidiary of Liberty Digital, Inc. Liberty Digital, Inc., in turn, is a subsidiary of Liberty Media Corporation. Mr. Monnier is the Director, Business Development and Strategy, of Liberty Broadband Interactive Television, Inc., a wholly owned subsidiary of Liberty Media Corporation. Mr. Monnier expressly disclaims beneficial ownership of these shares.


(7) Includes 915,555 shares subject to a currently exercisable warrant. Fletcher Asset Management, Inc. is located at 22 East 67th Street, New York, NY 10021.

(8) Greenlight Capital, L.L.C. is located at 420 Lexington Avenue, Suite 1740, New York, NY 10170.


(9) Liberty Media Corporation, the ultimate parent of LDIG ALOY, Inc., has sole voting and investment power with respect to these shares. The address for LDIG ALOY, Inc. is 1100 Glendon Avenue, Suite 2000, Los Angeles, California 90024.


(10) The information in this table with respect to Fletcher Asset Management, Inc., Greenlight Capital, L.L.C., and LDIG Aloy, Inc. is based on filings on Schedule 13D or Schedule 13G made by each with the Securities and Exchange Commission.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS


THE BOARD OF DIRECTORS


         Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows: (1) Peter M. Graham and David Yarnell constitute a class with a term ending at the Annual Meeting; (2) Samuel A. Gradess and Edward Monnier constitute a class with a term ending at the 2004 Annual Meeting and (3) Matthew C. Diamond and James K. Johnson, Jr. constitute a class with a term ending at the 2005 Annual Meeting.


         On April 9, 2003, our Board of Directors voted to nominate Peter M. Graham and David Yarnell for election at the Annual Meeting for a term of three years to serve until the 2006 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.


         The  names  of  our  directors   and  director   nominees  and  certain
information about them are set forth below:

        NAME                                      AGE    POSITION
        Matthew C. Diamond(1)...............       34    Chairman, Chief Executive Officer, Treasurer and Director
        James K. Johnson, Jr.(1)............       36    Chief Operating Officer, President and Director
        Samuel A. Gradess(1)................       37    Chief Financial Officer, Secretary and Director
        Peter M. Graham(2)..................       48    Director
        David Yarnell(2)....................       47    Director
        Edward Monnier(3)...................       39    Director

------------

(1)      Member of the Administration Committee.


(2)      Member of the Compensation Committee and Audit Committee.


(3)      Member of the Audit Committee.


         The following is a brief summary of the background of each of our directors and director nominees:


         MATTHEW C. DIAMOND founded Alloy together with Mr. Johnson in January 1996, and served as the Director of Marketing and Planning until January 1999. He has served as one of our directors since July 1996, was appointed Chief Executive Officer in January 1999 and was elected Chairman of the Board in April 1999. From 1991 to 1994, Mr. Diamond held a variety of financial and operations posts at General Electric Company, including a two-year business development assignment in Asia. Mr. Diamond received his MBA from the Harvard Graduate School of Business in 1996 and his BA in Economics from the University of North Carolina at Chapel Hill in 1991. Mr. Diamond is also a director of Genesco, Inc., a publicly traded company.


         JAMES K. JOHNSON, JR. founded Alloy together with Mr. Diamond in January 1996 and has been a director since that time. He was appointed President of Alloy in January 1997 and Chief Operating Officer in January 1999. From 1989 to 1996, Mr. Johnson held a variety of financial, operations and business development positions with General Electric Company. Mr. Johnson received his BA in History from Hamilton College in 1989.


         SAMUEL A. GRADESS joined us in July 1996 and has been a director since that time. He was appointed Secretary and Director of Finance and Administration of Alloy in January 1997 and Chief Financial Officer in January 1999. From 1987 to 1997, Mr. Gradess was an employee of the credit department at Goldman, Sachs & Co., an investment bank. Mr. Gradess received his BA in Economics from the University of Virginia in 1987.


         PETER M. GRAHAM has served as one of our directors since November 1998. He is a managing director of Ladenburg Thalmann & Co., Inc. From 1994 until 2001, he held various positions with Ladenburg Thalmann Group Inc., including Principal, President and Vice Chairman of its principal subsidiary, Ladenburg Thalmann & Co. Inc. Mr. Graham joined Ladenburg Thalmann & Co. Inc. in 1976 after having attended the Wharton School of Business at the University of Pennsylvania.


         DAVID YARNELL has served as one of our directors since November 1998. He has been a Managing Member of Brand Equity Partners I, LLC since March 1997. Previously, he was a Vice President of Consumer Venture Partners from June 1993 to March 1997. He received his MBA from the Harvard Graduate School of Business in 1982.


         EDWARD MONNIER has served as one of our directors since March 2001. Mr. Monnier is currently a Vice President of Corporate Development & Strategy with Liberty Broadband Interactive Television, a wholly owned subsidiary of Liberty Media Corporation, and has held various positions with Liberty Media Corporation subsidiaries since October 1999. From July 1999 until October 1999, Mr. Monnier served as a strategy and mergers and acquisitions consultant for LEK Consulting. Prior to that, he was a strategy consultant with Booz, Allen & Hamilton from June 1996 until June 1997. Mr. Monnier received a B.A. in Anthropology and in Philosophy, both from Emory University in 1989 and an MBA from the Wharton School of Business at the University of Pennsylvania in 1996.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS


         MEETING ATTENDANCE. During the fiscal year ended January 31, 2003, there were four meetings of our Board of Directors. The Board of Directors also acted by unanimous written consent, pursuant to Delaware law, on six occasions during this period. Each director was in attendance, either in person or via telephone, at 75% or more of the total number of meetings of the Board and of committees of the Board on which he served during the fiscal year ended January 31, 2003.


         AUDIT COMMITTEE. Our Audit Committee met five times during the fiscal year ended January 31, 2003. This committee currently has three members, Peter
M. Graham, David Yarnell and Edward Monnier. The Audit Committee consists entirely of non-employee directors who meet the independence and experience requirements of The Nasdaq Stock Market. Our Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. The Audit Committee has adopted a written charter. The charter was filed as Appendix A to our proxy for our 2001 Annual Meeting.


         COMPENSATION COMMITTEE. Our Compensation Committee met twice during the fiscal year ended January 31, 2003, either in person or via telephone. This committee currently has two members, Peter M. Graham and David Yarnell. Our Compensation Committee is authorized to make recommendations concerning salaries and incentive compensation for our employees and consultants, establish and approve salaries and incentive compensation for certain of our executive officers and administer our employee benefit and stock option plans. Please see also the report of our Compensation Committee set forth elsewhere in this Proxy Statement.


         ADMINISTRATION COMMITTEE. Our Administration Committee met once, and acted by unanimous written consent pursuant to Delaware law on four occasions, during the fiscal year ended January 31, 2003. This Committee has three members, Matthew C. Diamond, James K. Johnson, Jr. and Samuel A. Gradess, each of whom is an executive officer of the Company. The Board of Directors has delegated authority to the Administration Committee to make option grants, except for grants to Matthew C. Diamond, James K. Johnson, Jr. and Samuel A. Gradess. Any grant made by the Administration Committee pursuant to the power granted to it by the Board of Directors also requires the approval of the Compensation Committee if the grant (i) is for more than 25,000 shares to any single grantee,
(ii) would, when combined with all other grants made during the fiscal quarter in which it was made, result in aggregate grants for more than 400,000 shares during such fiscal quarter, net of option cancellations and expirations during such fiscal quarter; or (iii) is to an officer or director of the Company. The Board of Directors has also delegated authority to the Administration Committee to approve acquisitions of up to an aggregate of $10,000,000 of acquisition consideration within a fiscal quarter.


         NOMINATING COMMITTEE. We do not have a standing nominating committee.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Mr. Graham and Mr. Yarnell constitute our Compensation Committee. Neither Mr. Graham nor Mr. Yarnell are, or ever have been, employees of Alloy. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or Compensation Committee.


COMPENSATION OF DIRECTORS


         For the fiscal year ended January 31, 2003, our non-employee directors received director's fees of $4,000 per fiscal quarter plus $1,000 per fiscal quarter for each committee on which a director serves. In addition, in the fiscal year ended January 31, 2003 year 2002, our non-employee directors received grants of non-qualified stock options to purchase 10,000 shares of our Common Stock under the 1997 Plan at an exercise price equal to the fair market price of our Common Stock on the date of such grant, with 25% of such options vesting immediately and 6.25% of the remaining options to vest on the close of each fiscal quarter thereafter. In addition, our directors from time to time receive other periodic grants of options to purchase shares of our Common Stock. Directors are also reimbursed for reasonable out-of-pocket costs incurred in attending meetings.


EXECUTIVE OFFICERS


         The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with our Chief Executive Officer and Chairman, our Chief Financial Officer and our Chief Operating Officer. All other executive officers are at-will employees. We have entered into offer letters with our Chief Corporate Development Officer and Chief Technology Officer.


        NAME                       AGE    POSITION
        ----                       ---    --------
        Neil I. Vogel...........    33    Chief Corporate Development Officer
        Robert L. Bell..........    53    Chief Technology Officer


         NEIL I. VOGEL joined us in February 1999 and served as our Chief Corporate Development Officer from that time until he resigned effective March 28, 2003. From 1993 to 1999, Mr. Vogel held various positions in the Investment Banking department of Ladenburg Thalmann & Co. Inc., an investment bank, most recently Vice President in the Consumer and Internet Group. Mr. Vogel received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania in 1992.


         ROBERT L. BELL joined us in July 2000 as Chief Technology Officer. From 1998 to 2000, Mr. Bell served as Vice President of Customer Development at Edifice Information Management Systems. Mr. Bell served as Director of IT for Chubb Computer Services from 1995 to 1998 and as Manager of System Support Services North America for P&O Containers, a leading steamship company, from 1991 to 1995. Mr. Bell received his B.S. from Denison University in Granville, Ohio in 1971 and his MS-AP from the Stevens Institute of Technology in 1978.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION


         The following table sets forth the total compensation paid or accrued during the fiscal years ended January 31, 2003, 2002 and 2001 to our Chief Executive Officer and our four next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended January 31, 2003 (the "named executive officers"). No other executive officer earned greater than $100,000 in the fiscal years ended January 31, 2003, 2002 and 2001.

                          SUMMARY COMPENSATION TABLE(1)

                                                                                                              LONG-TERM
                                                                                                              LONG-TERM
                                                          ANNUAL COMPENSATION                                COMPENSATION
                                            FISCAL YEAR                                           SHARES
NAME AND                                       ENDED                                            UNDERLYING            ALL OTHER
PRINCIPAL POSITION                           JANUARY 31      SALARY($)         BONUS($)         OPTIONS(#)          COMPENSATION
-------------------------------------       -----------   -------------------  -----------      ----------------   ----------------
Matthew C. Diamond                              2003         $230,000         $103,500         --                 $31,232(2)
     Chief Executive Officer                    2002         $200,000          $50,000         250,000            $31,232(2)
                                                2001         $175,000          $43,750         150,000(3)         $31,232(2)
James K. Johnson, Jr.                           2003         $230,000         $103,500              --            $33,602(2)
     Chief Operating Officer                    2002         $200,000          $50,000         250,000            $33,602(2)
                                                2001         $175,000          $43,750         150,000(3)         $33,602(2)
Samuel A. Gradess                               2003         $230,000         $103,500              --            $37,247(2)
     Chief Financial Officer                    2002         $200,000          $50,000         250,000            $37,247(2)
                                                2001         $175,000          $43,750         150,000(3)         $37,247(2)
Neil I. Vogel                                   2003         $135,000          --               75,000(4)              --
     Chief Corporate                            2002         $135,000          $50,000          65,000                 --
     Development Officer                        2001         $135,000          $50,000          75,000                 --
Robert L. Bell                                  2003         $318,000(5)       $50,000          27,500           $100,000(2)
     Chief Technology Officer                   2002         $300,000(6)       $37,500          85,000            $50,000(2)
     Officer                                    2001         $122,840(6)       $37,500         150,000            $50,000(2)

-------------------

(1) The columns for "Other Annual Compensation", "Restricted Stock Awards" and "Payouts" have been omitted because there is no compensation required to be reported.


(2) Consists of the dollar value of insurance premiums paid by us with respect to a split dollar life insurance policy.


(3) These options were cancelled during the fiscal year ended January 31, 2002.


(4) All options issued to Mr. Vogel were terminated during the first quarter of the fiscal year ending January 31, 2004 in connection with Mr. Vogel's resignation.


(5) Of this amount, $100,000 is part of a deferred compensation arrangement.


(6)      Of this  amount,  $50,000  represents  the  dollar  value of  insurance
         premiums   paid  by  us  with   respect  to  a  deferred   compensation
         arrangement.

OPTION GRANTS


         The following table sets forth grants of stock options granted during the fiscal year ended January 31, 2003 to each of the named executive officers. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date). This is calculated assuming that the fair market value of Common Stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE VALUE
                                     --------------------------------------------------------------  AT ASSUMED ANNUAL RATES OF
                                                                                                    STOCK PRICE APPRECIATION FOR
                                                                                                           OPTION TERMS($)
                                                                                                    ------------------------------
                                        NUMBER OF        PERCENT OF
                                         SHARES        TOTAL OPTIONS
                                       UNDERLYING        GRANTED TO      EXERCISE
                                         OPTIONS        EMPLOYEES IN       PRICE     EXPIRATION
NAME                                   GRANTED(1)       FISCAL YEAR      ($/SHARE)       DATE             5%             10%
------------------------------------ ---------------- ----------------- ------------ -------------- --------------- --------------
Matthew C. Diamond.................               --         --             --                  --              --             --
James K. Johnson, Jr...............               --         --             --                  --              --             --
Samuel A. Gradess..................               --         --             --                  --              --             --
Neil I. Vogel......................     75,000(1)(2)       4.42%          $12.01          06/21/12        $566,477     $1,435,563
Robert L. Bell.....................     27,500(1)(3)       1.62%           $7.26          10/07/12        $125,559       $318,191
-------------

(1) The options were granted under the 1997 Plan and are non-qualified stock options.


(2) All of these options were cancelled during the first quarter of the fiscal year ending January 31, 2004 in connection with Mr. Vogel's resignation.


(3) 5,000 options will become exercisable on each of October 7, 2003, 2004, 2005 and 2006, and 7,500 options will become exercisable on October 7, 2011.


OPTION EXERCISES AND YEAR-END OPTION VALUES


         The following table provides information regarding the exercises of options by each of the named executive officers during the fiscal year ended January 31, 2003. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of January 31, 2003 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.


                                                               NUMBER OF SECURITIES
                              SHARES                                UNDERLYING                VALUE OF THE UNEXERCISED
                             ACQUIRED                           UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                ON            VALUE             AT FISCAL YEAR-END              AT FISCAL YEAR-END(2)
NAME                         EXERCISE      REALIZED(1)  EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                        ------------   -----------  -----------    -------------    -------------  ---------------
Matthew C. Diamond........        --             --        110,000      140,000                  --                --
James K. Johnson Jr.......        --             --        110,000      140,000                  --                --
Samuel A. Gradess.........        --             --        110,000      140,000                  --                --
Neil I. Vogel(3)..........    12,500         60,326        156,550      211,250                  --                --
Robert R. Bell............        --             --         58,750      160,750                  --                --

-------------

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.


(2) The value of unexercised in-the-money options at fiscal year-end assumes a fair market value for our Common Stock of $5.07 per share, which was the closing sale price of our Common Stock, as reported on the Nasdaq National Market System on January 31, 2003.


(3) All of the options held by Ms. Vogel were cancelled during the first quarter of the fiscal year ending January 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION


         The following table contains information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of January 31, 2003.

                                                                                                       NUMBER OF SECURITIES
                                                NUMBER OF SECURITIES                                  REMAINING AVAILABLE FOR
                                                  TO BE ISSUED UPON        WEIGHTED AVERAGE        FUTURE ISSUANCE UNDER EQUITY
                                                     EXERCISE OF           EXERCISE PRICE OF            COMPENSATION PLANS
                                                OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,            (EXCLUDING SHARES
PLAN CATEGORY                                    WARRANTS AND RIGHTS      WARRANTS AND RIGHTS         REFLECTED IN COLUMN A)
                                                         (A)                      (B)                           (C)
Equity Compensation Plans
         Approved by Stockholders(1)                   6,423,665                 $11.87                         497,620
Equity Compensation Plans Not
         Approved by Stockholders(2)                     412,800                  $7.37                          87,200(3)

Total                                                  6,836,465                 $11.60                         584,820

--------------

(1)      Consists of the 1997 Plan and our 1999 Employee Stock Purchase Plan.


(2) Consists of the Amended and Restated 2002 Incentive and Non-Qualified Stock Option Plan (the "2002 Plan").


(3) During the first quarter of the fiscal year ending January 31, 2004, the Board authorized an increase from 500,000 to 2,000, in the number of Shares available for issuance under the 2002 Plan


EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS


         We entered into employment agreements with Matthew C. Diamond, James K. Johnson and Samuel A. Gradess on May 19, 1999. In the fiscal year ended January 31, 2003, they each received annual base salaries of $230,000. The annual salaries for each of Messrs. Diamond, Johnson and Gradess have been raised by the Compensation Committee to $400,000 for the fiscal year ending January 31, 2004. The agreements provide that, if we terminate any of Messrs. Diamond, Johnson or Gradess without "cause," as defined in the agreements, they will be entitled to severance pay equal to their annual base salaries, payable in equal monthly installments, for a period of 12 months from the date of termination. If termination is voluntary, for cause or as a result of death or disability, we have no obligation to pay severance beyond the terminated individual's accrued base salary and bonus up to the date of termination.


         Upon a change in control of Alloy, all of the options granted to Messrs. Diamond, Johnson and Gradess shall accelerate and vest immediately. As of January 31, 2003, each of Messrs. Diamond, Johnson and Gradess held options to purchase 250,000 shares of our Common Stock, of which options to purchase 140,000 shares of our Common Stock have vested as of the date of this Proxy Statement.


         In February 1999, we entered into an offer letter with Neil Vogel, our Chief Corporate Development Officer. In the fiscal year ended January 31, 2003, Mr. Vogel received an annual base salary of $135,000. Mr. Vogel resigned from the Company effective March 28, 2003. As of January 31, 2003, Mr. Vogel held options to purchase 367,800 shares of our Common Stock, of which options to purchase 156,550 shares of our Common Stock were vested. All of the outstanding options to purchase shares of our Common Stock held by Mr. Vogel were terminated during the first quarter of the fiscal year ending January 31, 2004 in connection with Mr. Vogel's resignation.


         In July 2000, we entered into an offer letter with Robert L. Bell, our Chief Technology Officer. During the fiscal year ended January 31, 2003, Mr. Bell's annual base salary was increased to $318,000 and he was eligible for an annual bonus. Mr. Bell's annual base salary has not been raised for the fiscal year ended January 31, 2004. In the offer letter, we agreed to grant Mr. Bell options to purchase 150,000 shares of our Common Stock. If Messrs. Diamond, Johnson and Gradess depart the management of Alloy, the options granted to Mr. Bell shall accelerate and vest immediately. As of January 31, 2003, Mr. Bell held options to purchase 219,500 shares of our Common Stock, of which options to purchase 63,750 shares of our Common Stock have vested as of the date of this Proxy Statement.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION


         This report is submitted by the Compensation Committee, which is responsible for establishing and overseeing the Company's executive compensation policies, the Company's Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan, as amended (the "1997 Plan"), the Company's 1999 Employee Stock Purchase Plan, and the Company's Amended and Restated 2002 Incentive and Non-Qualified Stock Option Plan, as amended (the "2002 Plan"). The Compensation Committee is composed of Peter M. Graham and David Yarnell, neither of whom is an employee of the Company. This report addresses the compensation policies for the fiscal year ended January 31, 2003 as they affected Matthew C. Diamond, in his capacity as Chief Executive Officer of the Company, and the other executive officers of the Company.


         GENERAL COMPENSATION POLICY. The Company's compensation policy for executive officers is designed to achieve the following objectives: (i) to reward executives consistent with the Company's annual and long-term performance goals; (ii) to recognize individual initiative, leadership and achievement; and
(iii) to provide competitive compensation that will attract and retain qualified executives, all with a view to enhance the profitability of the Company and increase stockholder values.


         EXECUTIVE OFFICER COMPENSATION PROGRAM. The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies which compete with the Company for prospective employees.


         The compensation program for executive officers currently consists of three elements: (1) base salary, which is set on an annual basis; (2) annual incentive compensation, in the form of cash bonuses, which is based on achievement of predetermined financial objectives of Alloy and individual objectives; and (3) long-term incentive compensation, in the form of stock options and restricted stock awards granted when the executive officer joins the Company and periodically thereafter with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. The Compensation Committee reviews at least annually the elements of compensation for its executive officers in order to confirm the competitiveness of the overall executive compensation packages as compared with companies which compete with the Company for prospective employees.


         BASE SALARY. Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In addition to external market data, the Compensation Committee also reviews Alloy's financial performance and individual performance when adjusting base salary annually.


         BONUS COMPENSATION. Bonus compensation is based on the Company's achievement of predetermined financial, operational and strategic objectives. Giving greatest weight to attainment of financial targets, the Compensation Committee also awards bonuses based on various operational and strategic objectives, such as management efficiency, and the ability to motivate others and build a strong management team, develop and maintain the skills necessary to work in a high-growth company, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and successes. Bonuses are awarded on an annual basis.


         LONG TERM INCENTIVE COMPENSATION. The Company's Board of Directors administers the Company's 1997 Plan and 2002 Plan (collectively, the "Plans"). The Board of Directors revised the Plans in the fiscal year ended January 31, 2003 to enable the grant of restricted stock and to permit the granting of options and restricted stock on a tax-deferred basis. On May 28, 2003, the Board of Directors further revised the 1997 Plan to provide that (i) the exercise price of options granted under the 1997 Plan must equal at least 100% of fair market value of the Common Stock at the time of grant, and (ii) the exercise price of awards granted under the 1997 Plan may not be lowered without the approval of the Company's stockholders, and further revised the 2002 Plan to provide that the exercise price of awards granted under the 2002 Plan may not be lowered without the approval of the Company`s stockholders. The Board has delegated authority for grants of options and restricted stock under the Plans to the Administration Committee of the Board of Directors which is composed of Messrs. Diamond, Johnson and Gradess; provided, however, any grant made by the Administration Committee pursuant to the power granted to it by the Board of Directors also requires the approval of the Compensation Committee if the grant (i) is for more than 25,000 shares to any single grantee; (ii) would, when combined with all other grants made during the fiscal quarter in which it was made, result in aggregate grants for more than 400,000 shares during such fiscal quarter, net of option cancellations and expirations during such fiscal quarter; or (iii) is to a director or to an executive officer of the Company.


         Long-term incentive compensation, in the form of stock options and restricted stock grants, allows the executive officers to share in the appreciation in the value of the Company's Common Stock. The Board of Directors and the Administration Committee believe that the issuances of stock options and restricted stock aligns executive officers' interests with those of the stockholders. In addition, the Board of Directors and the Administration Committee believe that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers.


         When establishing grant levels, general corporate performance, the level of seniority and experience, existing levels of stock ownership, previous grants, vesting schedules of outstanding options and restricted stock, and the current stock price are considered.


         It is the standard policy of the Company to grant an initial stock option grant to all executive officers at the time they commence employment consistent with the number of options granted to executive officers in a similar industry at similar levels of seniority. In addition, the Compensation and Administration Committees may also make performance-based grants of options and/or restricted stock throughout the year. In making such performance-based grants, individual contributions to the Company's financial, operational and strategic objectives are considered.


         CHIEF EXECUTIVE OFFICER COMPENSATION. In the fiscal year ended January 31, 2003 our Chief Executive Officer, Matthew C. Diamond, received an annual base salary of $230,000. Mr. Diamond's salary has been established at $400,000 for the fiscal year ending January 31, 2004, which increase was based upon managing a far larger and more profitable organization. For the fiscal year ended January 31, 2003, Mr. Diamond is to receive a cash bonus of $103,500. Mr. Diamond may or may not be granted a bonus during the fiscal year ending January 31, 2004. If he is granted such a bonus, it may take the form of cash, options and/or shares of restricted stock

         CERTAIN TAX CONSIDERATIONS. The Company does not believe Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for compensation in excess of $1 million to any of the executive officers appearing in the Summary Compensation Table above, will have an effect on it for the fiscal year ended January 31, 2003. The Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Committee's present intention that, so long as it is consistent with its overall compensation objections, substantially all executive compensation will be deductible for Federal income tax purposes.


                                                     The Compensation Committee

                                                     Peter M. Graham
                                                     David Yarnell

                          REPORT OF THE AUDIT COMMITTEE


         The Audit Committee, which consists entirely of non-employee directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report on Audit Committee matters:


         The Audit Committee acts pursuant to a written charter which was adopted by the Board of Directors of Alloy on April 5, 2000. The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The Audit Committee has reviewed and discussed the audited financial statements of Alloy for the fiscal year ended January 31, 2003 with management and it has discussed with KPMG LLP ("KPMG"), Alloy's independent auditors for the fiscal year ended January 31, 2003, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from KPMG regarding its independence from Alloy as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with KPMG the independence of that firm. In addition, the Audit Committee (i) discussed with KPMG the qualifications of the partners and managers assigned to the Company's audit;
(ii) reviewed with KPMG the quality control system for the U.S. accounting and audit practice to provide reasonable assurance that the audit was conducted in compliance with professional standards, and (iii) confirmed with KPMG that there was appropriate continuity of personnel working on audits and availability of national office consultation.


         Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Alloy's Annual Report on Form 10-K for the fiscal year ended January 31, 2003.


                                                     The Audit Committee


                                                     Peter M. Graham
                                                     David Yarnell
                                                     Edward Monnier

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS


COMMON STOCK OFFERING


         On April 14, 2000, we consummated a financial and strategic arrangement with Liberty Digital, Inc., a subsidiary of Liberty Media Group, Inc., pursuant to which we issued 2,922,694 shares of our Common Stock to a subsidiary of Liberty Digital in exchange for $10 million in cash and 837,740 shares of Liberty Digital Common Stock. In addition, in connection with the transaction, we appointed Lee Masters, Liberty Digital's President and Chief Executive Officer, to fill a newly created vacancy on our Board of Directors. As of March 1, 2001, Mr. Masters resigned from the Board and the directors elected Mr. Edward Monnier, to serve the remainder of Mr. Masters' term, which expired last year. Mr. Monnier was re-elected to the Board of Directors at our 2001 Annual Meeting to serve until our 2004 Annual Meeting.


OTHER TRANSACTIONS


         Joseph Diamond, brother of Matthew Diamond, our Chairman and Chief Executive Officer, is employed by Alloy as Director, Database Management. Joseph Diamond's annual base salary for the fiscal year ended January 31, 2003 was $105,000. He did not receive any options to purchase shares of our Common Stock during fiscal 2002. As of January 31, 2003, Joseph Diamond held options to purchase an aggregate of 39,848 shares of Common Stock, of which options to purchase 20,723 shares were exercisable on such date at varying grant prices.


         We have a $3.0 million advertising and marketing services contract with Freeboard Manufacturing, Inc., a skateboard manufacturing company ("Freeboard"), which expires during the fiscal year ending January 31, 2004. Fletcher International, Ltd., an affiliate of which held more than five percent of our outstanding Common Stock as of January 31, 2003, is also a minority stockholder of Freeboard, which is a private company. We believe that this transaction was competitive with amounts that Freeboard would pay to third parties in similar transactions.

                                PERFORMANCE GRAPH


         The following graph compares the annual cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on May 14, 1999 (the effective date of our initial public offering), and plotted at the end of each of our subsequent fiscal quarters and our fiscal year ended January 31, 2003, in each of (a) our Common Stock, (b) the Nasdaq Market Index, and (c) the Russell 2000 Index. We have not paid any dividends on our Common Stock and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance. The graph lines merely connect quarter-end dates and do not reflect fluctuations between those dates.


                        (PERFORMANCE GRAPH APPEARS HERE)


---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
                               5/14/99     7/30/99     10/29/99    1/31/00     4/28/00     7/31/00     10/31/00     1/31/01
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Alloy, Inc.                    $100.00     $ 58.75     $ 66.25     $ 78.75     $ 55.00     $ 55.00      $ 40.00     $ 39.07
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Russell 2000 Index             $100.00     $102.79     $ 99.07     $114.61     $116.90     $115.44      $114.79     $117.25
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Nasdaq Market Index            $100.00     $103.43     $115.24     $153.28     $151.62     $147.97      $132.36     $108.80
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------



---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
                               4/30/01     7/31/01     10/31/01    1/31/02     4/30/02     7/31/02     10/31/02     1/31/03
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Alloy, Inc.                    $ 49.90     $ 86.20     $ 66.75       $107.50   $ 63.25     $ 48.85      $ 48.15     $ 25.35
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Russell 2000 Index             $111.93     $111.82     $ 98.76       $111.41   $117.77     $ 90.51      $ 86.15     $ 85.83
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------
Nasdaq Market Index            $ 83.49     $ 80.30     $ 66.97        $76.85   $ 67.24     $ 53.18      $ 53.36     $ 52.98
---------------------------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ -----------

          DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS


PROPOSAL 1: ELECT TWO MEMBERS TO OUR BOARD OF DIRECTORS.


         On April 9, 2003, our Board of Directors nominated Peter M. Graham and David Yarnell for re-election at the Annual Meeting. If they are re-elected, they will serve on our Board of Directors until the 2006 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.


         Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Mr. Graham and Mr. Yarnell. If either nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.


         The affirmative vote of a plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to approve this proposal.


         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  RE-ELECTION OF PETER
         M. GRAHAM AND DAVID YARNELL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


PROPOSAL 2:      APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED 1997 EMPLOYEE,
                 DIRECTOR AND CONSULTANT STOCK OPTION AND STOCK INCENTIVE PLAN,
                 AS AMENDED (THE "1997 PLAN")  INCREASING FROM 8,000,000 SHARES
                 TO 10,000,000  SHARES THE AGGREGATE  NUMBER OF SHARES THAT MAY
                 BE ISSUED FROM TIME TO TIME PURSUANT TO THE 1997 PLAN.


         On April 9, 2003, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that the 1997 Plan be amended to increase from 8,000,000 shares to 10,000,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 1997 Plan.


         The following is the text of the third paragraph of the 1997 Plan, as proposed to be amended in accordance with Proposal 2:


         3. SHARES SUBJECT TO THE PLAN. The number of Shares which may be issued from time to time pursuant to this Plan shall be 10,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 26 of the Plan. If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant or set aside in a Deferred Shares Account, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Stock Right shall be treated as "outstanding" until such Stock Right is exercised in full, any applicable repurchase rights lapse, or the Stock Right terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement or Stock Grant Agreement.


         Our Board of Directors believes it continues to be in our best interest to have sufficient additional shares of Common Stock available for issuance under the 1997 Plan in order to further the purpose of the 1997 Plan, which is to encourage ownership of shares by key employees and directors of, and certain consultants to, the Company in order to attract such people, to induce them to work for the benefit of the Company or an affiliate of the Company, and to provide additional incentive for them to promote the success of the Company or of an affiliate of the Company.


         No further authorization by vote of the stockholders will be solicited for the issuance of the additional shares of Common Stock proposed to be authorized under the 1997 Plan, except as might be required by law, regulatory authorities or rules of the Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. The stockholders of Alloy do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of Alloy's securities. The 1997 Plan provides that (i) the exercise price of options granted under the 1997 Plan (i) must equal at least 100% of fair market value of the Common Stock at the time of grant, and (ii) the exercise price of awards granted under the 1997 plan may not be lowered without the approval of the Company's stockholders.


         The affirmative vote of a majority of shares outstanding and entitled to vote on this proposal is required for approval.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION AND STOCK INCENTIVE PLAN, AS AMENDED (THE "1997 PLAN") INCREASING FROM 8,000,000 SHARES TO 10,000,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE ISSUED FROM TIME TO TIME PURSUANT TO THE 1997 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.


PROPOSAL 3:       RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING JANUARY 31, 2004.


         We are asking you to ratify the Board of Directors' selection of KPMG LLP ("KPMG"), certified public accountants, as our independent auditors for the fiscal year ending January 31, 2004.

                              INDEPENDENT AUDITORS


         On May 30, 2002, the Company dismissed Arthur Andersen LLP and engaged KPMG as the Company's new independent auditors for the fiscal year ended January 31, 2003. These actions were approved by the Board of Directors based on the recommendations of the Audit Committee. During the years ended January 31, 2001 and January 31, 2002, and through the date of the Board of Director's decision, the Company did not consult KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Company continued to use Arthur Andersen to perform services as its predecessor auditor with respect to its financial statements prior to May 30, 2002.

         The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended January 31, 2001 and January 31, 2002 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended January 31, 2001 and January 31, 2002, and the subsequent interim period through May 30, 2002, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended January 31, 2001 and January 31, 2002, and during subsequent interim period through May 30, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         During the fiscal year ended January 31, 2003, aggregate fees billed by Arthur Andersen prior to its dismissal as the Company's independent auditors were $172,600, primarily for reviews of quarterly unaudited financial statements and the audit for the fiscal year ended January 31, 2002. In addition, the
Company paid $102,500 for other services provided by Arthur Andersen, principally for acquisition accounting services and related due diligence, registration statements and comfort letters to underwriters relating to securities offerings and general accounting research.

         For the fiscal year ended January 31, 2003, the Company paid (or will pay) the following fees to KPMG (and its affiliates) for services rendered during the year and for the audit in respect of the year:



Audit Fees ...........................               $330,000

Audit-Related Fees ...................                239,600

Tax Fees .............................                450,700

All Other Fees .......................                    --
                                                  ------------

Total Fees ..........................              $1,020,300
                                                  ============


         In the above table, in accordance with new SEC definitions and rules, which the Company elected to adopt for this year's proxy statement, "audit fees" are fees the Company paid (or will pay) to KPMG for professional services for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-K and review of financial statements included in Quarter Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are billed by KPMG for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice, and tax planning; and "all other fees" are fees billed by KPMG to the Company for any services not included in the first three categories.

         The Audit Committee considered all these services in connection with KPMG's audit of our financial statements for the fiscal year ended January 31, 2003, and concluded that they were compatible with maintaining KPMG's independence.

         If ratification of the appointment of KPMG as our independent public auditors is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.


         A representative of KPMG is expected to be available at the Annual Meeting to make a statement, if he or she desires, and to answer your questions. A representative of Arthur Andersen is not expected to be available at the Annual Meeting.


         We are submitting this proposal to you because we believe that such action follows sound corporate practice. If you do not ratify the selection of KPMG as independent auditors, the Board of Directors will consider selecting other auditors. However, even if you ratify the selection, the Board of Directors may still appoint new independent auditors at any time during the next fiscal year if it believes that such a change will be in the best interests of Alloy and our stockholders.


         The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent auditors.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                  OTHER MATTERS


         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in such manner as the persons voting the proxies deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.


         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that, as a result of inadvertent oversight, Statements of Changes in Beneficial Ownership on Form 4 for three transactions in March 2002 were not timely filed by each of Matthew C. Diamond, Samuel A. Gradess and James K. Johnson, Jr., respectively. These transactions were, however, reported on an Annual Statement of Changes in Beneficial Ownership on Form 5, filed with the SEC on March 17, 2003.


INFORMATION ABOUT STOCKHOLDER PROPOSALS


         To be considered for inclusion in our Proxy Statement relating to the 2004 Annual Meeting of Stockholders, stockholder proposals must be received no later than February 20, 2004. To be considered for presentation at such meeting, although not included in our Proxy Statement, proposals must comply with our By-laws and must be received no earlier than April 6, 2004 and no later than May 6, 2004. All stockholder proposals should be marked for the attention of Secretary, Alloy, Inc., 151 West 26th Street, 11th Floor, New York, New York, 10001.


         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.




                                              By Order of the Board of Directors




                                              /s/  Samuel A. Gradess




                                              SAMUEL A. GRADESS
                                              SECRETARY





New York, New York
June 2, 2003

                                   APPENDIX A


                                    ALLOY, INC.

        AMENDED AND RESTATED 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK
                        OPTION AND STOCK INCENTIVE PLAN

         1. DEFINITIONS. Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Alloy, Inc. Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan, have the following meanings:

         ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

         AFFILIATE means a corporation or other entity which, for purposes of
Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

         BOARD OF DIRECTORS means the Board of Directors of the Company.

         CODE means the United States Internal Revenue Code of 1986, as amended.

         COMMITTEE means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

         COMMON STOCK means shares of the Company`s common stock, par value $.01 per share.

         COMPANY means Alloy, Inc., a Delaware corporation.

         DEFERRAL AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the establishment of a Deferred Shares Account, in such form as the Administrator shall approve.

         DEFERRED SHARES means Shares in respect of which receipt by the Participant has been deferred in accordance with the provisions of Paragraph 10 of the Plan.

         DEFERRED SHARES ACCOUNT means an unfunded account created on the books of the Company in which a Participant`s entitlement to Deferred Shares shall be recorded. The Company may elect to, but is not required to, actually hold Common Stock in an amount equal to the number of Shares credited to a Participant`s Deferred Shares Account.

         DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

         FAIR MARKET VALUE of a Share of Common Stock means:

                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

         ISO means an option meant to qualify as an incentive stock option under
Section 422 of the Code.

         KEY EMPLOYEE means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

         NON-QUALIFIED OPTION means an option which is not intended to qualify as an ISO.

         OPTION means an ISO or Non-Qualified Option granted under the Plan.

         OPTION AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the award and exercise of an Option, in such form as the Administrator shall approve.

         PARTICIPANT means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant`s Survivors" where the context requires.

         PLAN means this Amended and Restated Alloy, Inc. Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan.

         SHARES means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

         STOCK GRANT means a grant by the Company of Shares under the Plan.

         STOCK GRANT AGREEMENT means an agreement delivered pursuant to the Plan between the Company and a Participant relating to the award and acceptance of a Stock Grant, in such form as the Administrator shall approve.

         STOCK RIGHT means a right to Shares of the Company granted pursuant to the Plan -- an Option or a Stock Grant.

         SURVIVORS means a deceased Participant`s legal representatives and/or any person or persons who acquired the Participant`s rights to an Option by will or by the laws of descent and distribution.

         2. PURPOSES OF THE PLAN. The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of Stock Rights and creation of Deferred Shares Accounts.

         3. SHARES SUBJECT TO THE PLAN. The number of Shares which may be issued from time to time pursuant to this Plan shall be 8,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 26 of the Plan. If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant or set aside in a Deferred Shares Account, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Stock Right shall be treated as "outstanding" until such Stock Right is exercised in full, any applicable repurchase rights lapse, or the Stock Right terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement or Stock Grant Agreement.

         4. ADMINISTRATION OF THE PLAN. The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Stock Right, Option Agreement, Stock Grant Agreement or Deferral Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees, and which of the Key Employees, directors and consultants shall be granted Stock Rights;

         c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights to purchase more than 500,000 Shares be granted to any Participant in any fiscal year of the Company;

         d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

         e. Create Deferred Shares Accounts pursuant to which receipt of Shares to be issued hereunder may be deferred;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it or Deferred Shares Accounts created under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

         5. ELIGIBILITY FOR PARTICIPATION. The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate, provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement or Stock Grant Agreement, as applicable, evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

         6. TERMS AND CONDITIONS OF OPTIONS. Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

   0               A. NON-QUALIFIED OPTIONS: Each Option intended to be a
         Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

                           a. Option Price: Each Option Agreement shall state
                  the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

                           b. Each Option Agreement shall state the number of
                  Shares to which it pertains;

                           c. Each Option Agreement shall state the date or
                  dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                           d. Exercise of any Option may be conditioned upon the
                  Participant`s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

                                    i. The Participant`s or the Participant`s
                           Survivors` right to sell or transfer the Shares may be restricted; and

                                    ii. The Participant or the Participant`s
                           Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

                           e. Directors Grants: Each director of the Company who
                  is not an employee of the Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date on which the initial underwritten public offering of the Company`s Common Stock is consummated, upon such election or appointment and upon every fourth anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 40,000
 0                 Shares. Any non-employee director serving in office on the date on which the initial underwritten public offering of the Company`s Common Stock is consummated, who has been a member of the Board of Directors prior to such date shall be granted on such date and upon every fourth anniversary thereof, a Non-Qualified Option to purchase 40,000 Shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such time. If any non-employee director should cease to be a director and thereafter shall be elected or appointed to the Board of Directors, upon such election or appointment and upon every fourth anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 40,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty five percent (25%) each, upon completion of one full year of service on the Board of directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter. Any director entitled to receive an Option grant under this subparagraph may elect to decline the Option.

                           Except as otherwise provided in the pertinent Option
                  Agreement, if a director who received Options pursuant to this subparagraph (e):

                                    i. Ceases to be a member of the Board of
                           Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

                                    ii. Ceases to be a member of the Board of
                           Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the director`s personal representative, or director`s Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

                  B. ISOS: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with
         Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

                           a. Minimum standards: The ISO shall meet the minimum
                  standards required of Non-Qualified Options, as described in Paragraph 6A above, except clause a and clause e thereunder.

                           b. Option Price: Immediately before the Option is
                  granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

                                    i. Ten percent (10%) OR LESS of the total
                           combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                                    ii. More than ten percent (10%) of the total
                           combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

                           c. Term of Option: For Participants who own

                                    i. Ten percent (10%) OR LESS of the total
                           combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                                    ii. More than ten percent (10%) of the total
                           combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                           d. Limitation on Yearly Exercise: The Option
                  Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

         7. TERMS AND CONDITIONS OF STOCK GRANTS.

         Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the par value per share of each Share covered thereby on the date of the grant of the Stock Grant;

         (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

         (c) Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefor, if any.

         8. EXERCISE OF OPTIONS AND ISSUE OF SHARES. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee`s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b),
(c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant`s Survivors, as the case may be). In determining what constitutes "reasonably promptly", it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 29) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.
         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant`s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

         9. ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

         A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement.

         A Stock Grant may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

                  a. cash or cash equivalents;

                  b. past services rendered to the Company or any Affiliate; or

                  c. future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Grant shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

         A Stock Grant that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock."

         The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant`s Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement and the provisions of any applicable Deferral
Agreement executed pursuant to the provisions of Paragraph 10. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

         The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

         10. DEFERRAL OF AWARDS.

                  The Administrator (in its sole discretion) may permit a Participant to have Shares that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or the settlement of a Stock Grant credited to a Deferred Shares Account established for such Participant by the Administrator as an entry on the Company`s books. A Participant for whom such an Account is established shall have no rights other than those of a general creditor of the Company. Such a Deferred Shares Account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable Deferral Agreement between such Participant and the Company. If the deferral or conversion of Stock Rights is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Stock Rights, including (without limitation) the settlement of Deferred Shares Accounts established under this Paragraph 10.

         11. RIGHTS AS A SHAREHOLDER. No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance, expiration of any applicable deferral period and registration of the Shares in the Company`s share register in the name of the Participant

         12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS. By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant`s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

         13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY. Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

                  a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

                  b. Except as provided in Subparagraph (c) below, or in Paragraph 15 or 16, in no event may an Option Agreement provide, if the

         Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant`s termination of employment.

                  c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant`s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant`s Survivors may exercise the Option within one (1) year after the date of the Participant`s termination of employment, but in no event after the date of expiration of the term of the Option.

                  d. Notwithstanding anything herein to the contrary, if subsequent to a Participant`s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant`s termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

                  e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant`s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

                  f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant`s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

         14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE". Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant`s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

                  a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

                  b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

                  c. "Cause" is not limited to events which have occurred prior to a Participant`s termination of service, nor is it necessary that the Administrator`s finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant`s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant`s termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

                  d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

         15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY. Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such
Participant:

                  a. To the extent exercisable but not exercised on the date of Disability; and

                  b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

         A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant`s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

         16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT. Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant`s Survivors:

                  a. To the extent exercisable but not exercised on the date of death; and

                  b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant`s death.

         If the Participant`s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS. In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

         For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant`s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

         18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY. Except as otherwise provided in a Participant`s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase, if any, shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company`s repurchase rights have not lapsed.

         19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE". Except as otherwise provided in a Participant`s Stock Grant Agreement, if the Participant`s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause", all Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price thereof.

         20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY. Except as otherwise provided in a Participant`s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company`s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that if such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

         21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT. Except as otherwise provided in a Participant`s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company`s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant`s death.

         22. EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE". Except as otherwise provided in a Participant`s Deferral Agreement, all Deferred Shares credited to a Participant`s Deferred Shares Account, if any, shall be distributed in the form of Shares, and dividends relating thereto shall be paid in a lump sum in cash, to the Participant on the date when the Participant`s employment terminates for any reason other than "for cause" including, without limitation, Death, retirement, resignation, discharge without cause, or Disability.

         23. EFFECT ON DEFERRED SHARES OF TERMINATION OF SERVICE "FOR CAUSE". Except as otherwise provided in a Participant`s Deferral Agreement, all Deferred Shares credited to a Participant`s Deferred Shares Account, if any, and all dividends relating thereto, if any, shall be forfeited and the purchase price, if any, paid in cash or cash equivalents by such Participant for such Deferred Shares shall paid in a lump sum in cash, without interest, to the Participant on or prior to the 90th day after the date on which the Participant`s employment terminates "for cause."

         24. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option or acceptance of a Stock

Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  a. The person(s) who exercise(s) such Option or accept such Stock Grant, as applicable, shall warrant to the Company, prior to the receipt of the Shares relating thereto, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS."

                  b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

         25. DISSOLUTION OR LIQUIDATION OF THE COMPANY. Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant`s Survivors have not otherwise terminated and expired, the Participant or the Participant`s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

         26. ADJUSTMENTS. Upon the occurrence of any of the following events, a Participant`s rights with respect to any Stock Grant granted to him or her hereunder which has not previously been exercised or accepted in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:

                  A. STOCK DIVIDENDS AND STOCK SPLITS. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the

         Company or any other non cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option or acceptance of such Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price 0per share to reflect such events. The number of Shares subject to Options to be granted to directors pursuant to Paragraph 6.A.e and the number of Shares subject to the limitation in Paragraph 4.c shall also be proportionately adjusted upon the occurrence of such events.

                  B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company`s assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

                  With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.



                  C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

                  D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

         27. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

         28. FRACTIONAL SHARES. No fractional Shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional Shares equal to the Fair Market Value thereof.

         29. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant`s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant`s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

         30. WITHHOLDING. In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant`s salary, wages or other remuneration in connection with the exercise of an Option or acceptance of a Stock Grant or a Disqualifying Disposition (as defined in Paragraph 31), the Company may withhold from the Participant`s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company`s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option or acceptance of a Stock Grant for less than the then Fair Market Value on the Participant`s payment of such additional withholding.

         31. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         32. TERMINATION OF THE PLAN. The Plan will terminate on June 30, 2007. The Plan may be terminated at an earlier date by vote of the shareholders of the Company, provided, however, that any such earlier termination shall not affect any Option Agreements, Stock Grant Agreements or Deferral Agreements executed prior to the effective date of such termination.

         33. AMENDMENT OF THE PLAN AND AGREEMENTS. The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements, Stock Grant Agreements and Deferral Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements, Stock Grant

Agreements and Deferral Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

         34. EMPLOYMENT OR OTHER RELATIONSHIP. Nothing in this Plan or any Option Agreement, Stock Grant Agreement or Deferral Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

         35. GOVERNING LAW. This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                               FIRST AMENDMENT TO
                                   ALLOY, INC.
                              AMENDED AND RESTATED
                     1997 EMPLOYEE, DIRECTOR AND CONSULTANT
                      STOCK OPTION AND STOCK INCENTIVE PLAN


         THIS FIRST AMENDMENT (the "FIRST AMENDMENT") to the Alloy, Inc. Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan (the "PLAN"), is made as of May 28, 2003. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Plan.

         WHEREAS, the Board of Directors (the "BOARD") of Alloy, Inc. (the "COMPANY") previously adopted, and currently maintains the; and

         WHEREAS, the Board of Directors deemed it desirable to amend the Plan to prohibit the repricing of awards made under the Plan and to prohibit the grant of discounted stock options; and

         WHEREAS, pursuant to Section 23 of the Plan, the Board, as the Administrator, has the power to amend the Plan to effect such amendments, and has adopted resolutions providing for such amendments.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 6(A)(a) of the Plan is hereby amended and restated in its entirety to read as follows:

         "Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per Share of Common Stock as of the grant date."

         2. The last paragraph of Section 8 of the Plan is hereby amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, no Option may be repriced, replaced, regranted through cancellation or modified, in any event without shareholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the Shares underlying such Option."

         3. The last paragraph of Section 9 of the Plan is hereby amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, no Stock Grant or Stock Grant Agreement may be repriced, replaced, regranted through cancellation or modified, in any event without shareholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the purchase price for the Shares subject to such Stock Grant."


Except as expressly set forth herein, the Plan remains in full force and effect.


                  [Remainder of page left blank intentionally]

                                   APPENDIX B


                                   PROXY CARD


                                   ALLOY, INC.


           THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
                                   ALLOY, INC.


The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 2, 2003, in connection with the Annual Meeting to be held at 9:00 a.m. on Thursday, July 24, 2003 at the offices of Katten Muchin Zavis Rosenman, 575 Madison Avenue, 11th Floor, New York, NY 10022 and hereby appoints Matthew C. Diamond and Samuel A. Gradess, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Alloy, Inc. (the "Company") registered in the name provided herein which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.


         This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR all Proposals.


         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.


         Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)


         NOMINEES: Peter M. Graham and David Yarnell


         SEE REVERSE SIDE FOR PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


                               (SEE REVERSE SIDE)


                    [X] Please mark votes as in this example.


       The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.


1. Election of Directors (See reverse).


                 [_] Peter M. Graham            FOR [_]         WITHHELD [_]


                 [_] David Yarnell              FOR [_]         WITHHELD [_]


                 [_] For all nominees except as noted above.

2. Proposal to approve an amendment to our Amended and Restated 1997 Employee, Director and Consultant Stock Option and Stock Incentive Plan, as amended (the "1997 Plan") increasing from 8,000,000 shares to 10,000,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 1997 Plan.


                       [_] FOR          [_] AGAINST     [_] ABSTAIN

3. Proposal to ratify and confirm the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending January 31, 2003.

                       [_] FOR          [_] AGAINST     [_] ABSTAIN

                                  Please   sign   exactly  as  name(s)
                                  appears hereon.  Joint owners should
                                  each sign. When signing as attorney,
                                  executor, administrator,  trustee or
                                  guardian,  please give full title as
                                  such.


                                  Signature:__________________ Date_____________


                                  Signature:__________________ Date_____________